As filed with the Securities and Exchange Commission on January 4, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21169
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman New York Intermediate Municipal Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York  10104
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate
Municipal Fund Inc.

Neuberger Berman Intermediate Municipal
Fund Inc.

Neuberger Berman New York Intermediate
Municipal Fund Inc.

Annual Report

October 31, 2017

Contents

President’s Letter	1

PORTFOLIO COMMENTARIES	2

SCHEDULES OF INVESTMENTS
California Intermediate Municipal Fund Inc.	6
Intermediate Municipal Fund Inc.	12
New York Intermediate Municipal Fund Inc.	23

FINANCIAL STATEMENTS	29

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Intermediate Municipal Fund Inc.	40
Intermediate Municipal Fund Inc.	41
New York Intermediate Municipal Fund Inc.	42

Report of Independent Registered Public Accounting Firm	45
Distribution Reinvestment Plan for each Fund	46
Directory	49
Directors and Officers	50
Proxy Voting Policies and Procedures	59
Quarterly Portfolio Schedule	59
Notice to Stockholders	60
Report of Votes of Stockholders	61
Board Consideration of the Management Agreements	62

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this annual report for Neuberger Berman California Intermediate Municipal Fund Inc. (“NBW”), Neuberger Berman Intermediate Municipal Fund Inc. (“NBH”) and Neuberger Berman New York Intermediate Municipal Fund Inc. (“NBO” and, together with NBW and NBH, the “Funds”) for the 12 months ended October 31, 2017. The report includes portfolio commentaries, as well as audited listings of the Funds’ investments and financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state’s personal income taxes (and, in the case of NBO, New York City personal income tax).

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with tax-exempt current income over the long term with less volatility and risk.

On February 15, 2017, NBH announced a decrease in its monthly distribution rate to $0.0675 per share of common stock from the prior monthly distribution rate of $0.075 per share, NBW announced a decrease in its monthly distribution rate to $0.0512 per share of common stock from the prior monthly distribution rate of $0.062 per share, and NBO announced a decrease in its monthly distribution rate to $0.0437 per share of common stock from the prior monthly distribution rate of $0.048 per share. The Funds’ decreases in distribution rates were the result of numerous factors, including the general decline in yields available in the municipal bond market and the related impact on the Funds’ levels of earnings, the amount of available undistributed net investment income and, with respect to NBW and NBO, the lack thereof, and the Funds’ current and expected costs of leverage.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the 12 months ended October 31, 2017, on a net asset value (NAV) basis, each of Neuberger Berman California Intermediate Municipal Fund Inc. (“NBW”), Neuberger Berman Intermediate Municipal Fund Inc. (“NBH”) and Neuberger Berman New York Intermediate Municipal Fund Inc. (“NBO” and, together with NBW and NBH, the “Funds”) underperformed its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the benchmark index). NBW, NBH and NBO posted 1.60%, 1.83% and 1.04% total returns, respectively, whereas the benchmark index generated a 2.23% return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to performance given the positive return for the municipal bond market during the reporting period.

The municipal bond market outperformed the taxable bond market during the reporting period. Municipal securities were supported by generally positive fundamentals, solid demand and more moderate supply than a year earlier. Both short- and longer-term Treasury yields rose over the 12 months ended October 31, 2017. Short-term yields generally moved higher as the U.S. Federal Reserve (Fed) raised interest rates three times over the period and began reducing its balance sheet in October 2017. Meanwhile, longer-term Treasury yields fluctuated given changing expectations for economic growth in the U.S., uncertainties surrounding future fiscal policy and a number of geopolitical events. All told, the Bloomberg Barclays Municipal Bond Index gained 2.19% for the 12 months ended October 31, 2017 while the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.90% for the same period.

Throughout the reporting period, the Funds’ leverage-adjusted durations were longer than the benchmark index’s. This detracted from performance as rates moved higher over the period, especially in the aftermath of the Presidential election and late in the reporting period. The Funds maintained a lower average quality relative to that of the benchmark index as they sought to generate additional yield. This was positive for results given the outperformance of lower quality bonds. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds. In particular, an overweight to and security selection of tobacco securitization bonds contributed to the performance of NBW and NBO. In addition, on a relative basis, the Funds’ exposure to uninsured bonds issued by Puerto Rico was detrimental over the period and a small diversified exposure to the Virgin Islands by NBW and NBO also detracted from performance due to the impact of Hurricane Maria.

A number of changes were made to the Funds during the reporting period. In particular, we increased the Funds’ exposure to tobacco securitization bonds. In addition, NBH and NBO eliminated their allocation to insured bonds issued by Puerto Rico.

Given the steady economic growth backdrop and subdued but stable level of inflation, we see no reason to doubt the Fed’s intention of taking a measured approach to future monetary policy tightening. That said, changes in fiscal policy or potential volatility caused by the withdrawal of monetary accommodation might cause adjustments to that forecast. Specific to the municipal bond market, we believe technicals continue to look promising for the remainder of the year. As was characteristic of most of 2017, reduced new issue supply if it continues, would likely provide a firm bid for municipal bonds. We will keep a close eye on both tax reform and infrastructure investment legislation and continue to execute on our research based, bottom-up investment process in an effort to find attractive buying opportunities for our investors.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

The portfolio composition, industries and holdings of each Fund are subject to change without notice.

The opinions expressed are those of the Funds’ portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by a Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOLS
California Intermediate Municipal Fund Inc.	NBW
Intermediate Municipal Fund Inc.	NBH
New York Intermediate Municipal Fund Inc.	NBO

CALIFORNIA INTERMEDIATE
MUNICIPAL FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.4%
California	89.6
Florida	0.4
Georgia	0.4
Guam	1.6
Illinois	1.3
Louisiana	0.4
Nevada	0.8
New Jersey	0.6
North Carolina	0.6
Ohio	0.7
Pennsylvania	1.6
Puerto Rico	0.7
Tennessee	0.4
Texas	0.2
Virgin Islands	0.3
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

NEW YORK INTERMEDIATE
MUNICIPAL FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.4%
California	3.8
Georgia	0.4
Guam	1.9
Illinois	0.9
Louisiana	0.5
Nevada	0.9
New York	86.7
Ohio	0.4
Pennsylvania	1.9
Texas	0.3
Virgin Islands	0.5
Other	1.4
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Average Annual Total Return
	Inception	Ended 10/31/2017
At NAV[2]	Date	1 Year	5 Years	10 Years	Life of Fund
California Intermediate Municipal
Fund Inc.	09/24/2002	1.60%	4.42%	5.87%	5.82%
Intermediate Municipal Fund Inc.	09/24/2002	1.83%	5.15%	6.38%	6.21%
New York Intermediate Municipal
Fund Inc.	09/24/2002	1.04%	3.80%	5.16%	5.28%
At Market Price[3]
California Intermediate Municipal
Fund Inc.	09/24/2002	-6.55%	1.54%	6.08%	4.87%
Intermediate Municipal Fund Inc.	09/24/2002	2.68%	3.76%	7.30%	5.62%
New York Intermediate Municipal
Fund Inc.	09/24/2002	-3.43%	0.30%	4.88%	4.09%
Index
Bloomberg Barclays 10-Year Municipal
Bond Index[4]		2.23%	3.17%	4.97%	4.59%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of a Fund’s common stock.

The investment return and market price will fluctuate and shares of a Fund’s common stock may trade at prices above or below NAV. Shares of a Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

INTERMEDIATE MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
Alabama	0.5%	Missouri	0.5%
American Samoa	0.4	Nevada	1.3
Arizona	2.9	New Hampshire	0.3
California	20.6	New Jersey	3.2
Colorado	2.3	New Mexico	0.3
Connecticut	0.2	New York	7.3
District of Columbia	2.0	North Carolina	2.3
Florida	4.4	Ohio	2.3
Georgia	0.6	Oklahoma	0.2
Guam	1.0	Oregon	0.1
Hawaii	1.7	Pennsylvania	3.5
Illinois	13.7	Tennessee	1.2
Indiana	2.0	Texas	4.7
Iowa	1.6	Utah	2.0
Kentucky	0.6	Vermont	1.9
Louisiana	1.3	Virginia	0.2
Maryland	0.5	Washington	2.7
Massachusetts	2.8	West Virginia	0.2
Michigan	1.2	Wisconsin	4.0
Minnesota	0.5	Other	0.3
Mississippi	0.7	Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

Endnotes

1	A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain stockholders.

2	Returns based on the NAV of each Fund.

3	Returns based on the market price of shares of each Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on any of the Neuberger Berman Intermediate Municipal Closed-End Funds, call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

Bloomberg Barclays 10-Year Municipal Bond Index:

The index is the 10-year (8-12 years to maturity) component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. Each Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments California Intermediate Municipal Fund Inc.

October 31, 2017

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

Municipal Notes 167.9%

American Samoa 0.7%
$600	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	$599

California 150.5%
1,000	Bay Area Toll Au. Toll Bridge Rev., Ser. 2013-S-4, 5.00%, due 4/1/27 Pre-Refunded 4/1/23	1,184
1,500	Bay Area Toll Au. Toll Bridge Rev. (San Francisco Bay Area), Ser. 2012, 5.00%, due 4/1/21	1,689
	California Ed. Facs. Au. Ref. Rev. (Univ. of Redlands)
250	Ser. 2016-A, 5.00%, due 10/1/28	299
260	Ser. 2016-A, 3.00%, due 10/1/29	264
400	Ser. 2016-A, 3.00%, due 10/1/30	401
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,114
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union High Sch.	1,090
	Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24
1,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014, 5.63%, due	1,021	(a)(b)
	7/1/44
500	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.), Ser. 2014, 5.13%,	528	(b)
	due 7/1/29
255	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due	273
	10/1/25
1,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%,	1,032	(a)
	due 7/1/31
500	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	543	(a)
	California Muni. Fin. Au. Rev. (Biola Univ.)
375	Ser. 2013, 4.00%, due 10/1/25	414
410	Ser. 2013, 4.00%, due 10/1/26	451
455	Ser. 2013, 4.00%, due 10/1/27	498
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	679
	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group)
605	Ser. 2014-A, 4.00%, due 1/1/27	646
630	Ser. 2014-A, 4.00%, due 1/1/28	669
330	Ser. 2014-A, 4.00%, due 1/1/29	347
400	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A, 5.00%,	449	(a)
	due 7/1/30
	California Sch. Fac. Fin. Au. Rev. (KIPP LA Proj.)
400	Ser. 2017-A, 4.00%, due 7/1/23	437	(a)
435	Ser. 2014-A, 4.13%, due 7/1/24	463
375	Ser. 2017-A, 5.00%, due 7/1/25	439	(a)
130	Ser. 2017-A, 5.00%, due 7/1/27	154	(a)
2,195	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 3.00%, due 6/1/29	2,149
	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.)
15	Ser. 2012-AN, 5.00%, due 12/1/21	17
540	Ser. 2012-AN, 5.00%, due 12/1/21	620
	California St. Dept. of Wtr. Res. Pwr. Supply Rev.
1,240	Ser. 2010-L, 5.00%, due 5/1/22 Pre-Refunded 5/1/20	1,358
760	Ser. 2010-L, 5.00%, due 5/1/22	833
1,500	California St. G.O., Ser. 2012, 5.00%, due 2/1/27	1,714
700	California St. G.O. (Kindergarten Univ.), (LOC: State Street Bank & Trust Co.), Ser. 2004, 0.80%,	700	(c)
	due 5/1/34
1,000	California St. Infrastructure & Econ. Dev. Bank Rev. (Goodwill Industries of Sacramento Valley & No.	1,010	(a)
	Proj.), Ser. 2016-A, 5.00%, due 1/1/36
2,000	California St. Poll. Ctrl. Fin. Au. Rev. (San Jose Wtr. Co. Proj.), Ser. 2016, 4.75%, due 11/1/46	2,128
750	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California LLC	736	(a)(b)
	Proj.), Ser. 2016, 7.00%, due 12/1/27
2,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	2,190	(a)
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%,	1,099
	due 6/1/20

See Notes to Financial Statements	6

Schedule of Investments California Intermediate Municipal Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

$415	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016,	$426	(a)
	4.50%, due 6/1/31
400	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Edu.), Ser. 2016-A, 5.00%, due 6/1/31	411	(a)
595	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.), Ser. 2014-A,	633
	5.35%, due 8/1/24
1,000	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/21	1,100
605	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	617
720	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured),	832
	5.00%, due 10/1/26
700	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/28	811
550	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%,	573	(a)
	due 11/15/19
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000, (National Public Finance Guarantee	1,541
	Corp. Insured), 5.13%, due 7/1/24 Pre-Refunded 7/1/18
600	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/36	628	(a)
1,500	California Statewide CDA Rev. Ref. (Loma Linda Univ. Med. Ctr.), Ser. 2014-A, 5.25%, due 12/1/29	1,679
1,500	California Statewide CDA Rev. Ref. (Redlands Comm. Hosp.), Ser. 2016, 4.00%, due 10/1/41	1,541
1,200	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. #2007-01 Orinda Wilder Proj.),	1,346
	Ser. 2015, 4.50%, due 9/1/25
2,055	California Statewide CDA Std. Hsg. Rev. (Univ. of Irvin Campus Apts. Phase IV), Ser. 2017-A, 5.00%,	2,432
	due 5/15/32
500	California Statewide CDA Std. Hsg. Rev. Ref. (Baptist University), Ser. 2017-A, 5.00%, due 11/1/32	547	(a)
2,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured),	2,398
	5.00%, due 8/1/31
	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev.
350	Ser. 2013-A, 5.00%, due 9/1/26	406
560	Ser. 2013-A, 5.00%, due 9/1/27	646
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%,	1,370
	due 12/15/21
2,000	Davis Joint Unified Sch. Dist. Cert. of Participation (Yolo Co.), Ser. 2014, (BAM Insured), 4.00%, due	2,274
	8/1/24
1,250	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A, (AGM Insured), 5.00%,	1,491
	due 9/1/25
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev.
3,520	Ser. 2007-A-1, 5.00%, due 6/1/33	3,508
3,000	Ser. 2007-A-1, 5.75%, due 6/1/47	2,956
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured),	1,292
	6.75%, due 8/1/40
1,000	Inglewood Pub. Fin. Au. Ref. Rev., Ser. 2012, 5.00%, due 8/1/18	1,025
1,000	Inglewood Unified Sch. Dist. Facs. Fin. Au. Rev., Ser. 2007, (AGM Insured), 5.25%, due 10/15/26	1,195
	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2)
150	Ser. 2013, 4.00%, due 9/1/23	165
300	Ser. 2013, 4.00%, due 9/1/24	327
450	Ser. 2013, 4.00%, due 9/1/25	486
645	Ser. 2013, 3.50%, due 9/1/26	674
690	Ser. 2013, 3.63%, due 9/1/27	721
2,500	Irvine Unified Sch. Dist. Spec. Tax (Comm. Facs. Dist. # 09-1), (LOC: U.S. Bank), Ser. 2014,	2,500	(c)
	0.82%, due 9/1/54
680	Jurupa Pub. Fin. Auth. Spec. Tax Rev., Ser. 2014-A, 5.00%, due 9/1/24	808
	La Verne Cert. of Participation (Brethren Hillcrest Homes)
315	Ser. 2014, 5.00%, due 5/15/26	344
500	Ser. 2014, 5.00%, due 5/15/29	539
1,105	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/26	1,264
255	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	255
2,100	Los Angeles Dept. of Wtr. & Pwr. Rev. Ref., Subser. 2001 B-3, (LOC: Barclays Bank PLC),	2,100	(c)
	0.80%, due 7/1/34
2,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%, due 3/1/27	2,285
500	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	534
425	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	405
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	1,003

See Notes to Financial Statements	7

Schedule of Investments California Intermediate Municipal Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

$1,385	Ohlone Comm. College Dist. G.O. (Election 2010), Ser. 2014-B, 0.00%, due 8/1/29	$939
1,490	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	1,672
1,250	Palomar Hlth. Ref. Rev., Ser. 2016, 4.00%, due 11/1/39	1,256
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25 Pre-Refunded 9/1/19	1,600
1,000	Rancho Cucamonga Redev. Agcy. Successor Agcy. Tax Allocation Rev. (Rancho Redev. Proj.), Ser. 2014,	1,184
	(AGM Insured), 5.00%, due 9/1/27
	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road)
355	Ser. 2013, 4.00%, due 9/1/21	372
600	Ser. 2013, 5.00%, due 9/1/25	660
	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation)
1,320	Ser. 2013-B, 0.00%, due 6/1/22	1,162
1,500	Ser. 2013-B, 0.00%, due 6/1/23	1,272
	Romoland Sch. Dist. Spec. Tax Ref. (Comm. Facs. Dist. Number 2006-1)
100	Ser. 2017, 4.00%, due 9/1/29	106
200	Ser. 2017, 4.00%, due 9/1/30	210
525	Ser. 2017, 3.25%, due 9/1/31	507
1,700	Sacramento Area Flood Ctrl. Agcy. Ref. (Consol Capital Assessment Dist. Number 2), Ser. 2016-A,	1,940
	5.00%, due 10/1/47
	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.)
1,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,225
400	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/26	502
500	Sacramento Spec. Tax (Natomas Meadows Comm. Facs. Dist. Number 2007-01), Ser. 2017, 5.00%,	528 (a)
	due 9/1/47
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%,	1,403
	due 8/1/24 Pre-Refunded 8/1/18
	San Francisco City & Co. Arpts. Commission Int’l Ref. Rev.
750	Ser. 2009-D2, 3.00%, due 5/1/21	796
1,000	Ser. 2009-C2, 5.00%, due 5/1/21	1,059
1,220	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B,	1,224
	(National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18
2,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/25	2,143
575	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%,	576
	due 12/1/22
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured),	1,063
	5.00%, due 8/1/21
	San Juan Unified Sch. Dist. G.O.
1,000	Ser. 2012-C, 4.00%, due 8/1/22	1,097
1,070	Ser. 2012-C, 4.00%, due 8/1/25	1,168
685	San Mateo Foster City Sch. Dist. G.O. (Election 2015), Ser. 2016-A, 4.00%, due 8/1/29	776
	San Mateo Union High Sch. Dist. G.O. (Election 2010)
105	Ser. 2011-A, 0.00%, due 9/1/25	78
895	Ser. 2011-A, 0.00%, due 9/1/25	668
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public	992
	Finance Guarantee Corp. Insured), 0.00%, due 8/1/18
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured	1,485
	Guaranty Insured), 5.00%, due 12/1/21
	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.)
310	Ser. 2013, (BAM Insured), 3.25%, due 6/1/25	330
575	Ser. 2013, (BAM Insured), 3.50%, due 6/1/26	616
325	Ser. 2013, (BAM Insured), 3.50%, due 6/1/27	346
270	Ser. 2013, (BAM Insured), 3.50%, due 6/1/28	285
1,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/27	1,056
1,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,144
	5.00%, due 8/1/26
290	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds, Ser. 2010,	337
	(AGM Insured), 6.50%, due 12/1/37
1,145	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds (Unrefunded),	1,454
	Ser. 2010, (AGM Insured), 6.50%, due 12/1/37
2,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,346

See Notes to Financial Statements	8

Schedule of Investments California Intermediate Municipal Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

	Vernon Elec. Sys. Rev.
$420	Ser. 2009-A, 5.13%, due 8/1/21 Pre-Refunded 8/1/19	$443
975	Ser. 2009-A, 5.13%, due 8/1/21	1,012
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due	3,855	(d)
	8/1/37
1,500	Vista Unified Sch. Dist. G.O., Ser. 2012, 5.00%, due 8/1/21	1,707
3,500	William S.Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B, (AGM	2,796
	Insured), 0.00%, due 9/1/26
2,250	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	1,987	(e)
	0.00%, due 8/1/36
		127,103

Florida 0.7%
525	Lakeland Ed. Facs. Rev. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/24	595

Georgia 0.7%
600	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	607	(a)(b)

Guam 2.6%
1,110	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,145
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,074
		2,219

Illinois 2.3%
1,000	Chicago Ref. G.O., Ser. 2003-B, 5.00%, due 1/1/23	1,089
750	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	817
		1,906

Louisiana 0.7%
500	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A,	552
	7.63%, due 12/15/28

Nevada 1.3%
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	1,102

New Jersey 1.0%
750	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	825

North Carolina 0.9%
750	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.),	792
	Ser. 2012-A, 4.25%, due 3/1/24

Ohio 1.1%
1,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	938

Pennsylvania 2.7%
	Pennsylvania St. Turnpike Commission Rev.
285	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	325
305	Subser. 2010-B2, 6.00%, due 12/1/34	348
1,410	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	1,610
		2,283

See Notes to Financial Statements	9

Schedule of Investments California Intermediate Municipal Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

Puerto Rico 1.2%
$1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	$1,002

Tennessee 0.7%
500	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	582
	5.25%, due 9/1/23

Texas 0.3%
300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	256	(a)(b)
	7.75%, due 1/1/45

Virgin Islands 0.5%
	Virgin Islands Pub. Fin. Au. Rev.
250	Ser. 2014-A, 5.00%, due 10/1/24	154
500	Ser. 2014-A, 5.00%, due 10/1/29	309
		463
	Total Investments 167.9% (Cost $132,353)	141,824
	Other Assets Less Liabilities 1.9%	1,608
	Liquidation Value of Variable Rate Municipal Term Preferred Shares	(58,951)
	(net of unamortized deferred offering costs of approximately $49,000) (69.8)%
	Net Assets Applicable to Common Stockholders 100.0%	$84,481

(a)

Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $11,987,000, which represents 14.2% of net assets applicable to common stockholders of the Fund. Securities denoted with (a) but without (b) have been deemed by the investment manager to be liquid.

(b)	Illiquid security.

(c)	Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

(d)	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

(e)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

See Notes to Financial Statements	10

Schedule of Investments California Intermediate Municipal Fund Inc.

(cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2017:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$141,824	$—	$141,824
Total Investments	$—	$141,824	$—	$141,824

(a)	The Schedule of Investments provides a categorization by state for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements	11

Schedule of Investments Intermediate Municipal Fund Inc. October 31, 2017

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Municipal Notes 159.9%

Alabama 0.7%
$1,900	Selma IDB Rev. (Int’l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/35	$2,081

American Samoa 0.6%
1,700	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	1,697

Arizona 4.7%
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured),	5,168
	5.13%, due 9/1/21 Pre-Refunded 9/1/18
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.),	518	(a)
	Ser. 2016, 5.00%, due 7/1/36
1,500	Maricopa Co. Ind. Dev. Au. Sr. Living Facs. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016,	1,498	(a)(b)
	5.00%, due 1/1/26
2,250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	2,432	(a)
3,000	Phoenix Ind. Dev. Au. Ed. Rev. (Great Hearts Academies Proj.), Ser. 2014, 3.75%, due 7/1/24	3,094
400	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A,	405
	5.13%, due 7/1/36
1,500	Phoenix Ind. Dev. Au. Solid Waste Disp. Rev. (Vieste Spec. LLC), Ser. 2013-A, 4.38%, due 4/1/28	138	(b)(c)
400	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%, due 7/1/24	447
		13,700

California 33.0%
2,250	California Hlth. Facs. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%,	2,406
	due 8/15/39 Pre-Refunded 8/15/19
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A,	1,114
	5.00%, due 11/15/26
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High Sch.),	1,881
	Ser. 2010, 5.13%, due 8/15/24
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.)
805	Ser. 2014, 5.00%, due 7/1/24	821	(a)(b)
630	Ser. 2014, 5.13%, due 7/1/29	626	(a)(b)
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.)
970	Ser. 2014, 5.00%, due 7/1/24	1,027	(b)
430	Ser. 2014, 5.13%, due 7/1/29	454	(b)
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016,	516	(a)
	5.00%, due 7/1/31
570	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	619	(a)
585	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	629
	4.00%, due 1/1/26
1,300	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	1,461	(a)
	5.00%, due 7/1/30
	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev.
2,155	Ser. 2016-A, 2.90%, due 6/1/28	2,118
2,450	Ser. 2016-A, 2.95%, due 12/1/28	2,404
50	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	50
500	California St. Infrastructure & Econ. Dev. Bank Rev. (Goodwill Industries of Sacramento Valley &	505	(a)
	No. Proj.), Ser. 2016-A, 5.00%, due 1/1/36
500	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California LLC	491	(a)(b)
	Proj.), Ser. 2016, 7.00%, due 12/1/27
5,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	5,474	(a)
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,254
510	California Statewide CDA Rev. (California Baptist Univ. Proj.), Ser. 2007-A,	520
	5.30%, due 11/1/18 Pre-Refunded 11/1/18

See Notes to Financial Statements	12

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

$1,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder	$1,083
	Proj.), Ser. 2015, 4.25%, due 9/1/21
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%,	2,380
	due 8/1/33 Pre-Refunded 8/1/21
2,000	Golden St. Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2007-A-1,	1,970
	5.75%, due 6/1/47
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A,	2,583
	(AGM Insured), 6.75%, due 8/1/40
1,115	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/18	1,143
590	La Verne Cert. of Participation Ref. (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/29	636
2,250	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. Ref. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	2,404
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured),	3,127
	0.00%, due 8/1/24
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	6,012	(d)
	(Assured Guaranty Insured), 0.00%, due 8/1/29
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 6.38%, due 8/1/34	6,629
815	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee	774
	Corp. Insured), 0.00%, due 8/1/19
4,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	5,016
	5.25%, due 12/1/26
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B,	2,374	(e)
	0.00%, due 8/1/34
2,000	San Francisco City & Co. Arpt. Commission Int’l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,118
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A,	5,908	(f)
	0.00%, due 8/1/32
1,540	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,761
	5.00%, due 8/1/26
2,040	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured),	2,393
	5.00%, due 9/1/25
	Vernon Elec. Sys. Rev.
635	Ser. 2009-A, 5.13%, due 8/1/21 Pre-Refunded 8/1/19	670
1,470	Ser. 2009-A, 5.13%, due 8/1/21	1,527
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	11,656	(g)
	0.00%, due 8/1/37
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009,	4,033
	(Assured Guaranty Insured), 0.00%, due 8/1/26
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	2,649	(h)
	0.00%, due 8/1/36
		96,216

Colorado 3.7%
	Colorado Ed. & Cultural Facs. Au. Rev. (Charter Sch.- Atlas Preparatory Sch. Proj.)
500	Ser. 2015, 4.50%, due 4/1/25	506	(a)
1,000	Ser. 2015, 5.13%, due 4/1/35	1,002	(a)
	Colorado Ed. & Cultural Facs. Au. Rev. Ref.
305	Ser. 2014, 4.00%, due 11/1/24	313	(b)
750	Ser. 2014, 4.50%, due 11/1/29	765	(b)
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,639
2,550	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/23	2,654	(a)
		10,879

Connecticut 0.3%
750	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/25	777

See Notes to Financial Statements	13

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

District of Columbia 3.2%
$1,615	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured),	$1,684
	4.10%, due 12/1/26
3,035	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/22	3,124
520	Dist. of Columbia Rev. (Howard Univ.), Ser. 2011-A, 6.25%, due 10/1/23	548
650	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Prop.), Ser. 2013,	656
	5.00%, due 10/1/45
	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev.
1,000	Ser. 2008-A, 5.50%, due 10/1/18	1,039
2,000	Ser. 2011-C, 5.00%, due 10/1/26	2,245
		9,296

Florida 7.1%
1,600	Cap. Trust Agcy. Rev. (Tuscan Gardens Palm Coast Proj.), Ser. 2017-A, 7.00%, due 10/1/49	1,558	(a)(b)
1,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/26	1,127
1,075	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/36	1,035
	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.)
1,000	Ser. 2012-A, 5.50%, due 6/15/22	1,040
3,120	Ser. 2013-A, 6.75%, due 12/15/27	3,283
1,750	Ser. 2014-A, 5.75%, due 6/15/29	1,828
1,075	Florida Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Obligated Group), Ser. 2015-A,	871	(a)
	7.00%, due 6/1/45
100	Greater Orlando Aviation Au. Arpt. Facs. Ref. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013,	104
	5.00%, due 11/15/36
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%,	1,130
	due 8/15/32 Pre-Refunded 8/15/19
1,135	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/27	1,278
2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	2,277
2,000	Martin Co. Ind. Dev. Au. Ref. Rev. (Indiantown Cogeneration Proj.), Ser. 2013,	2,050	(a)
	4.20%, due 12/15/25
2,100	Miami-Dade Co. Ind. Dev. Au. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 1993,	2,100	(i)
	0.96%, due 6/1/21
965	Village Comm. Dev. Dist. Number 11 Spec. Assessment Rev., Ser. 2014, 4.13%, due 5/1/29	985
		20,666

Georgia 0.9%
1,750	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A,	1,615	(a)(b)
	6.00%, due 7/1/36
1,100	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	1,114	(a)(b)
		2,729

Guam 1.7%
	Guam Gov’t Hotel Occupancy Tax Rev.
1,220	Ser. 2011-A, 5.75%, due 11/1/20	1,343
650	Ser. 2011-A, 5.75%, due 11/1/21	727
2,630	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,825
		4,895

Hawaii 2.7%
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,633
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc. - Subsidiary), Ser. 2009,	2,150
	6.50%, due 7/1/39
		7,783

See Notes to Financial Statements	14

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Illinois 22.0%
$5,705	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/27	$6,373
	Chicago G.O.
250	Ser. 2002-2002B, 5.13%, due 1/1/27	274
2,000	Ser. 2002-B, 5.00%, due 1/1/25	2,204
2,000	Ser. 2009-C, 5.00%, due 1/1/27	2,042
	Chicago Ref. G.O.
1,000	Ser. 2005-D, 5.50%, due 1/1/40	1,069	(j)
2,500	Ser. 2012-C, 5.00%, due 1/1/24	2,676
700	Ser. 2014-A, 5.00%, due 1/1/27	754
3,000	Ser. 2017-A, 6.00%, due 1/1/38	3,442
	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim)
1,350	Ser. 2013-C, 5.45%, due 12/1/30	1,494
1,960	Ser. 2013-C, 5.50%, due 12/1/31	2,167
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008,	2,014
	5.00%, due 12/1/25
1,560	Illinois Fin. Au. Ref. Rev. (Presence Hlth. Network Obligated Group), Ser. 2016-C,	1,760
	5.00%, due 2/15/31
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,292
3,340	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22 Pre-Refunded 5/1/20	3,745
1,905	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC Insured),	1,375
	0.00%, due 6/15/26
	Illinois St. G.O.
2,900	Ser. 2009-A, 5.00%, due 9/1/29	2,945
3,900	Ser. 2012, 4.00%, due 8/1/25	3,961
1,000	Ser. 2013, 5.00%, due 7/1/23	1,089
2,200	Ser. 2017-D, 5.00%, due 11/1/28	2,406	(k)
4,250	Illinois St. G.O. Ref., Ser. 2016, 5.00%, due 2/1/24	4,636
1,600	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	1,747
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
945	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/27	1,039
1,375	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/28	1,502
715	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/29	777
	Univ. of Illinois (Hlth. Svc. Facs. Sys.)
2,725	Ser. 2013, 5.00%, due 10/1/27	3,002
2,875	Ser. 2013, 5.75%, due 10/1/28	3,301
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	2,101
		64,187

Indiana 3.2%
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D,	4,218
	5.50%, due 8/1/29 Pre-Refunded 2/1/19
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A,	506
	5.00%, due 6/1/32
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp.	3,593
	Insured), 5.75%, due 12/1/21
845	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/24	946
		9,263

Iowa 2.6%
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22 Pre-Refunded 8/1/18	5,278
	Iowa Std. Loan Liquidity Corp. Rev.
1,755	Ser. 2011-A-1, 5.00%, due 12/1/21	1,885
505	Ser. 2011-A-1, 5.30%, due 12/1/23	546
		7,709

See Notes to Financial Statements	15

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Kentucky 1.0%
$2,585	Kentucky Econ. Dev. Fin. Au. Hlth. Care Ref. Rev. (Baptist Life Comm. Proj.), Ser. 2016-A,	$2,610
	5.50%, due 11/15/27
150	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	153
		2,763

Louisiana 2.1%
1,500	Louisiana Local Gov’t Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2,	1,679
	6.50%, due 11/1/35
1,715	Louisiana Local Govt. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.),	1,715	(a)
	Ser. 2017-A, 5.75%, due 2/1/32
775	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.),	855
	Ser. 2013-A, 7.63%, due 12/15/28
1,655	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010,	1,757	(i)
	4.00%, due 12/1/40 Putable 6/1/22
		6,006

Maryland 0.8%
2,325	Prince Georges Co. Hsg. Au. Multi-Family Rev. (Bristol Pines Apts. Proj.), Ser. 2005,	2,331	(i)
	(Fannie Mae Insured), 4.85%, due 12/15/38 Putable 12/15/23

Massachusetts 4.5%
	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.)
200	Ser. 2014-F, 5.00%, due 7/15/24	224
415	Ser. 2014-F, 5.00%, due 7/15/25	463
200	Ser. 2014-F, 5.00%, due 7/15/26	222
190	Ser. 2014-F, 5.00%, due 7/15/27	210
150	Ser. 2014-F, 5.00%, due 7/15/28	165
	Massachusetts St. Ed. Fin. Au. Rev.
1,745	Ser. 2011-J, 5.00%, due 7/1/23	1,895
2,455	Ser. 2012-J, 4.70%, due 7/1/26	2,608
3,410	Ser. 2013-K, 4.50%, due 7/1/24	3,669
2,770	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	2,944
795	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	798
		13,198

Michigan 1.9%
	Jackson College Dormitories Hsg. Rev.
1,000	Ser. 2015, 6.50%, due 5/1/35	1,066
500	Ser. 2015, 6.75%, due 5/1/46	535
	Michigan St. Hsg. Dev. Au. Rev.
1,935	Ser. 2016-C, 2.05%, due 12/1/22	1,922
1,835	Ser. 2016-C, 2.15%, due 6/1/23	1,821
100	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	100
		5,444

Minnesota 0.8%
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children’s Hlth. Care Facs.), Ser. 2010-A1,	2,419
	(AGM Insured), 4.50%, due 8/15/24

See Notes to Financial Statements	16

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Mississippi 1.1%
$100	Jackson Co. Port Fac. Ref. Rev. (Chevron, U.S.A., Inc. Proj.), Ser. 1993, 0.90%, due 6/1/23	$100	(i)
2,960	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	3,095
		3,195

Missouri 0.8%
	Missouri St. Hlth. & Ed. Facs. Au. Rev. (Children’s Mercy Hosp.)
1,885	Ser. 2009, 5.13%, due 5/15/24 Pre-Refunded 5/15/19	1,996
390	Ser. 2009, 5.13%, due 5/15/24	413
		2,409

Nevada 2.1%
	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy)
1,800	Ser. 2015-A, 4.00%, due 12/15/25	1,810	(a)
500	Ser. 2015-A, 5.13%, due 12/15/45	511	(a)
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	3,906
		6,227

New Hampshire 0.5%
1,500	New Hampshire St. Bus. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013,	1,490	(a)(i)
	4.00%, due 4/1/29 Putable 10/1/19

New Jersey 5.1%
2,500	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	2,750
	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.)
500	Ser. 2013, 5.25%, due 1/1/25	572
500	Ser. 2013, 5.50%, due 1/1/26	578
	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group)
1,420	Ser. 2013, 3.50%, due 7/1/24	1,449
1,470	Ser. 2013, 3.63%, due 7/1/25	1,497
1,520	Ser. 2013, 3.75%, due 7/1/26	1,546
765	Ser. 2013, 4.00%, due 7/1/27	783
180	New Jersey Econ. Dev. Au. Rev. Ref. (Sch. Facs. Construction), Ser. 2005-K, (AMBAC Insured),	197
	5.25%, due 12/15/20
4,080	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/26	4,364
1,000	New Jersey Trans. Trust Fund Au. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-2,	1,023
	5.00%, due 6/15/21
		14,759

New Mexico 0.5%
	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr. Lien Rev.
	(Gross Receipts Tax Increment Bond)
500	Ser. 2015, 5.25%, due 5/1/25	508	(a)(b)
1,000	Ser. 2015, 5.75%, due 5/1/30	1,023	(a)(b)
		1,531

See Notes to Financial Statements	17

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

New York 11.7%
$225	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.),	$242
	Ser. 2017-A, 5.00%, due 6/1/35
625	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park), Ser. 2015, 5.00%, due 11/15/29	693
	Build NYC Res. Corp. Rev.
1,100	Ser. 2014, 5.00%, due 11/1/24	1,193
835	Ser. 2014, 5.25%, due 11/1/29	892
	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts)
500	Ser. 2013-A, 3.88%, due 4/15/23	504
1,450	Ser. 2013-A, 5.00%, due 4/15/43	1,437
1,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014,	1,045	(a)
	4.50%, due 1/1/25
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
700	Ser. 2014, 5.00%, due 7/1/23	799
735	Ser. 2014, 5.00%, due 7/1/24	849
1,400	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 5.25%, due 1/1/24	1,250	(a)
1,000	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	1,064
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-2, 5.38%, due 11/15/40	555	(a)
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009,	4,270
	5.25%, due 7/1/33 Pre-Refunded 7/1/19
3,200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	3,742
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,041
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	2,068
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,096
710	Newburgh G.O., Ser. 2012-A, 5.00%, due 6/15/20	768
	Newburgh G.O. (Deficit Liquidation)
495	Ser. 2012-B, 5.00%, due 6/15/20	536
520	Ser. 2012-B, 5.00%, due 6/15/21	575
550	Ser. 2012-B, 5.00%, due 6/15/22	619
1,435	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/23	1,615
1,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. (Covanta Energy Proj.), Ser. 2012-B,	1,000	(a)
	4.00%, due 11/1/24
1,155	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%, due 11/1/26	1,250
2,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	2,359
600	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	600	(a)
		34,062

North Carolina 3.7%
1,835	North Carolina Med. Care Commission Hlth. Care Facs. Rev. (Lutheran Svc. For Aging, Inc.),	1,939
	Ser. 2012-A, 4.25%, due 3/1/24
2,000	North Carolina Med. Care Commission Retirement Facs. Rev., Ser. 2013, 5.13%, due 7/1/23	2,156
	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Ref. Rev.
3,740	Ser. 2009-A, 5.00%, due 1/1/26 Pre-Refunded 1/1/19	3,908
1,510	Ser. 2009-A, 5.00%, due 1/1/26	1,576
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,070
	Pre-Refunded 6/1/19
		10,649

Ohio 3.6%
8,875	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2,	8,327
	5.88%, due 6/1/47
2,060	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/27	2,282
		10,609

See Notes to Financial Statements	18

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Oklahoma 0.3%
	Tulsa Arpt. Imp. Trust Ref. Rev.
$250	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/24	$288
400	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/25	457
		745

Oregon 0.2%
480	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured),	486
	3.50%, due 7/1/27

Pennsylvania 5.6%
	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.)
500	Ser. 2012, 3.50%, due 5/1/25	521
350	Ser. 2012, 3.60%, due 5/1/26	364
2,830	Lancaster Co. Hosp. Au. Ref. Rev. (Hlth. Centre-Landis Homes Retirement Comm. Proj.),	2,940
	Ser. 2015-A, 4.25%, due 7/1/30
1,250	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/28	1,411
1,105	Moon Ind. Dev. Au. Rev. Ref. (Baptist Homes Society Obligated Group), Ser. 2015, 5.63%, due 7/1/30	1,182
3,430	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	3,604
2,625	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A,	2,954
	5.00%, due 11/1/24
	Pennsylvania St. Turnpike Commission Rev.
150	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	171
705	Subser. 2010-B2, 6.00%, due 12/1/34	805
145	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	166
2,000	Susquehanna Area Reg. Arpt. Au. Sys. Rev., Ser. 2012-A, 5.00%, due 1/1/27	2,176
		16,294

Tennessee 1.9%
535	Bristol IDB Sales Tax Rev., Ser. 2016-B, 0.00%, due 12/1/22	428	(a)
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	2,889
2,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	2,328
	5.25%, due 9/1/23
		5,645

Texas 7.6%
250	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	262
	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy)
500	Ser. 2014-A, 5.88%, due 3/1/24	510
1,000	Ser. 2014-A, 6.63%, due 3/1/29	1,023
770	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/22	774
250	Dallas Co. Flood Ctrl. Dist. Ref. G.O., Ser. 2015, 5.00%, due 4/1/28	264	(a)
2,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/42	2,035
500	Gulf Coast Ind. Dev. Au. Rev. (CITGO Petroleum Proj.), Ser. 1995, 4.88%, due 5/1/25	520
1,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.), Ser. 2013-B,	1,138
	5.75%, due 1/1/28
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33 Pre-Refunded 8/15/18	2,988
	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation)
390	Ser. 2012-A, 4.00%, due 2/15/22	405
1,000	Ser. 2012-A, 5.00%, due 2/15/32	1,075
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20 Pre-Refunded 3/1/18	1,013

See Notes to Financial Statements	19

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

$500	New Hope Cultural Ed. Facs. Fin. Corp. Retirement Fac. Ref. Rev. (Carillon Life Care Comm. Proj.),	$514
	Ser. 2016, 5.00%, due 7/1/36
500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. VIillage On The Park	531
	Carriage), Ser. 2016-C, 5.75%, due 7/1/51
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,171
3,000	Tender Option Bond Trust Receipts/Certs. Var. Sts. (Floaters), Ser. 2017-XM0531, (LOC: JP Morgan	3,000	(a)(i)
	Chase), 1.09%, due 3/1/23
1,500	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/21	1,691
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,261
		22,175

Utah 3.1%
	Salt Lake City Arpt. Rev.
1,000	Ser. 2017-A, 5.00%, due 7/1/42	1,151
2,000	Ser. 2017-A, 5.00%, due 7/1/47	2,261
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,543
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20 Pre-Refunded 6/1/18	1,229
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	526	(a)
	Utah Hsg. Corp. Single Family Mtge. Rev.
125	Ser. 2011-A2, Class I, 5.00%, due 7/1/20	132
115	Ser. 2011-A2, Class I, 5.25%, due 7/1/21	121
155	Ser. 2011-A2, Class I, 5.45%, due 7/1/22	162
		9,125

Vermont 3.0%
	Vermont Std. Assist. Corp. Ed. Loan Rev.
1,600	Ser. 2012-A, 5.00%, due 6/15/21	1,735
415	Ser. 2013-A, 4.25%, due 6/15/24	439
990	Ser. 2013-A, 4.35%, due 6/15/25	1,045
1,470	Ser. 2013-A, 4.45%, due 6/15/26	1,549
480	Ser. 2013-A, 4.55%, due 6/15/27	505
1,800	Ser. 2014-A, 5.00%, due 6/15/24	2,010
1,540	Ser. 2015-A, 4.13%, due 6/15/27	1,591
		8,874

Virginia 0.4%
1,000	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC), Ser. 2013-A,	1,037
	4.00%, due 12/1/22

Washington 4.3%
1,600	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,606
	Pre-Refunded 12/1/17
6,700	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%, due 1/1/28	6,927
1,250	Washington St. Econ. Dev. Fin. Au. Env. Facs. Rev. (Columbia Pulp I LLC Proj.), Ser. 2017-A,	1,383	(a)
	7.50%, due 1/1/32
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009,	2,723
	5.38%, due 10/1/29 Pre-Refunded 10/1/19
		12,639

West Virginia 0.4%
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,025
	Pre-Refunded 7/1/18

See Notes to Financial Statements	20

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Wisconsin 6.5%
$870	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory, Inc.), Ser. 2015, 4.95%, due 3/1/30	$911	(a)
200	Pub. Fin. Au. Ed. Rev. (Resh Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/35	202	(a)
3,000	Pub. Fin. Au. Hsg. Rev. (Dogwood Hsg., Inc. Southeast Portfolio Proj.), Ser. 2016-A,	2,945
	4.25%, due 12/1/51
500	Pub. Fin. Au. Hsg. Rev. (SAP Utah Portfolio), Ser. 2016-A, 3.75%, due 7/1/36	477
1,250	Pub. Fin. Au. Multi-Family Hsg. Rev. (Estates Crystal Bay & Woodhaven Park Apts. Proj.),	1,233
	Ser. 2016-A, 4.00%, due 12/1/36
1,850	Pub. Fin. Au. Rev. Ref. (Roseman Univ. Hlth. Sciences Proj.), Ser. 2015, 5.00%, due 4/1/25	1,972
	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College)
1,100	Ser. 2010-A, 6.13%, due 6/1/35 Pre-Refunded 6/1/20	1,236
1,225	Ser. 2010-A, 6.13%, due 6/1/39 Pre-Refunded 6/1/20	1,377
	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.)
1,340	Ser. 2008-B3, 5.00%, due 10/1/30 Pre-Refunded 12/23/19	1,448
3,660	Ser. 2008-B3, 5.00%, due 10/1/30	3,920
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,146
	Pre-Refunded 12/1/18
		18,867
	Total Municipal Notes (Cost $427,580)	465,882

Tax Exempt Preferred 0.6%

Real Estate 0.6%
1,550	Munimae TE Bond Subsidiary LLC, 5.00%, due 4/30/28 (Cost $1,550)	1,596	(a)(b)
	Total Investments 160.5% (Cost $429,130)	467,478
	Other Assets Less Liabilities 1.1%	3,122
	Liquidation Value of Variable Rate Municipal Term Preferred Shares	(179,305)
	(net of unamortized deferred offering costs of approximately $95,000) (61.6)%
	Net Assets Applicable to Common Stockholders 100.0%	$291,295

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $46,148,000, which represents 15.8% of net assets applicable to common stockholders of the Fund. Securities denoted with (a) but without (b) have been deemed by the investment manager to be liquid.

(b)	Illiquid security.

(c)	Defaulted security.

(d)	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

(e)	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

(f)	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

(g)	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

(h)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

(i)	Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.

See Notes to Financial Statements	21

Schedule of Investments Intermediate Municipal Fund Inc. (cont’d)

(j)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $1,069,000.

(k)	When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $2,406,000, which represents 0.8% of net assets applicable to common stockholders of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2017:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$465,882	$—	$465,882
Tax Exempt Preferred	—	1,596	—	1,596
Total Investments	$—	$467,478	$—	$467,478

(a)

The Schedule of Investments provides a categorization by state for the portfolio.

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements	22

Schedule of Investments New York Intermediate Municipal Fund Inc. October 31, 2017

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Municipal Notes 165.3%

American Samoa 0.7%
$500	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	$499

California 6.3%
250	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.),	245	(a)(b)
	Ser. 2016, 7.00%, due 12/1/27
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured),	2,709	(c)
	0.00%, due 8/1/24
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25 Pre-Refunded 9/1/19	1,568
		4,522

Georgia 0.7%
500	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	506	(a)(b)

Guam 3.2%
1,135	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,209
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,074
		2,283

Illinois 1.5%
1,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/23	1,089

Louisiana 0.8%
500	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A,	552
	7.63%, due 12/15/28

Nevada 1.5%
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	1,102

New York 145.4%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380	Ser. 2014-A, 5.00%, due 12/1/27	434
375	Ser. 2014-A, 5.00%, due 12/1/28	426
270	Ser. 2014-A, 5.00%, due 12/1/29	305
500	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 8/1/47	514
1,325	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A,	1,425
	5.00%, due 6/1/35
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500	Ser. 2015, 5.00%, due 11/15/27	562
500	Ser. 2015, 5.00%, due 11/15/28	558
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270	Ser. 2014-A, 5.00%, due 6/1/26	320
225	Ser. 2014-A, 5.00%, due 6/1/29	264
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250	Ser. 2014, 5.00%, due 7/1/22	285
500	Ser. 2014, 5.00%, due 7/1/29	575
250	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/45	253
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
155	Ser. 2015, 5.00%, due 6/1/26	184
125	Ser. 2015, 5.00%, due 6/1/27	148
195	Ser. 2015, 5.00%, due 6/1/28	229
220	Ser. 2015, 5.00%, due 6/1/29	258
325	Ser. 2015, 5.00%, due 6/1/30	379

See Notes to Financial Statements	23

Schedule of Investments New York Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

$565	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/24	$613
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%, due 4/15/23	504
	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.)
130	Ser. 2014, 3.75%, due 1/1/20	132	(a)
200	Ser. 2014, 4.50%, due 1/1/25	209	(a)
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200	Ser. 2016-A-1, 5.00%, due 7/1/41	224
275	Ser. 2016-A-1, 5.00%, due 7/1/46	307
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	1,125
1,050	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25 Pre-Refunded 5/1/19	1,115
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/21	1,436
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,615
	Pre-Refunded 7/1/19
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/25	610
1,500	Jefferson Co. Civic Fac. Dev. Corp. Rev. Ref. (Samaritan Med. Ctr. Obligated Group Proj.), Ser. 2017-A,	1,471	(d)
	4.00%, due 11/1/47
640	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 4.75%, due 1/1/20	626	(a)
300	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured),	339
	5.00%, due 1/15/29
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500	Ser. 2013-A, 5.00%, due 10/1/24	569
500	Ser. 2013-A, 5.00%, due 10/1/25	567
250	Ser. 2013-A, 4.00%, due 10/1/26	267
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120	Ser. 2012-A, 5.00%, due 6/1/23	1,268
210	Ser. 2012-A, 5.00%, due 6/1/25	236
1,265	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured),	1,488
	5.00%, due 9/1/27
500	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	532
2,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/28	2,299	(c)
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
500	Ser. 2014, 5.00%, due 7/1/23	577
1,000	Ser. 2014, 5.00%, due 7/1/27	1,149
2,000	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/46	1,960
	New York City G.O.
950	Ser. 2009-B, 5.00%, due 8/1/22	1,012
1,000	Ser. 2009-E, 5.00%, due 8/1/21	1,065
2,100	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds),	2,100	(e)
	Ser. 2015-AA-2,(LOC: PNC Bank, N.A.) 0.93%, due 6/15/48
2,000	New York City Transitional Fin. Au. Rev., Subser. 2017-B-1, 5.00%, due 8/1/19	2,134
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/40	555	(a)
2,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/35	2,551
1,815	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.00%, due 7/1/27	1,878
780	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013,	867
	4.63%, due 7/1/25
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009,	526
	5.00%, due 7/1/24
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured),	908
	5.00%, due 8/1/21
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009,	1,702
	5.25%, due 7/1/24 Pre-Refunded 7/1/19
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group),	2,212
	Ser. 2011-A, 4.38%, due 5/1/26 Pre-Refunded 5/1/21
1,375	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012,	1,491
	4.00%, due 7/1/28
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John’s Univ.), Ser. 2007-C, (National Public	2,142
	Finance Guarantee Corp. Insured), 5.25%, due 7/1/19
600	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Joseph’s College), Ser. 2010, 5.25%, due 7/1/25	601

See Notes to Financial Statements	24

Schedule of Investments New York Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group)
$460	Ser. 2014-A, 4.00%, due 1/1/26	$488
470	Ser. 2014-A, 4.00%, due 1/1/27	495
200	Ser. 2014-A, 4.00%, due 1/1/28	209
275	Ser. 2014-A, 4.13%, due 1/1/29	288
1,350	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	1,579
750	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics & Technology),	775	(a)
	Ser. 2016, 5.00%, due 12/1/26
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400	Ser. 2017, 5.00%, due 12/1/35	436	(a)
200	Ser. 2017, 5.00%, due 12/1/36	218	(a)
400	Ser. 2017, 5.00%, due 12/1/37	435	(a)
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/26	2,323
2,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2012-A, 4.00%, due 6/15/26	2,211
	New York St. HFA Rev. (Affordable Hsg.)
1,615	Ser. 2009-B, 4.50%, due 11/1/29	1,671
960	Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/27	980
400	New York St. Hsg. Fin. Agy. Rev. (625 W 57th Street), Ser. 2014-A, (LOC: Bank of New York),	400	(e)
	0.88%, due 5/1/49
1,045	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	1,080
	New York St. Muni. Bond Bank Agcy.
1,230	Subser. 2009-B1, 5.00%, due 12/15/23	1,328
1,295	Subser. 2009-B1, 5.00%, due 12/15/24	1,398
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	1,147
1,500	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int’l Arpt.	1,600
	Proj.), Ser. 2016, 5.00%, due 8/1/31
1,545	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term B Redev. Proj.), Ser. 2016-A,	1,575
	4.00%, due 7/1/41
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,310
	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax)
665	Ser. 2008-A-1, 5.00%, due 12/15/23 Pre-Refunded 12/15/17	668
300	Ser. 2008-A-1, 5.00%, due 12/15/23 Pre-Refunded 12/15/17	301
785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/22	884
900	Niagara Area Dev. Corp. Rev. (Covanta Energy Proj.), Ser. 2012, 4.00%, due 11/1/24	900	(a)
	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.)
640	Ser. 2012-A, 5.00%, due 5/1/25	718
300	Ser. 2012-A, 5.00%, due 5/1/26	336
1,100	Niagara Falls City Sch. Dist. Ref. Cert. Participation (High Sch. Fac.), Ser. 2015, (AGM Insured),	1,194
	4.00%, due 6/15/26
1,010	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/29	1,131
500	Onondaga Civic Dev. Corp. Rev. (St. Josephs Hosp. Hlth. Ctr. Proj.), Ser. 2014-A, 5.00%, due 7/1/25	532
	Pre-Refunded 7/1/19
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,078
1,500	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	1,559
500	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred-Third), Ser. 2017,	566
	5.00%, due 4/15/57
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,003
	Pre-Refunded 12/1/17
1,410	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/28	1,621
1,980	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/25	2,242
1,000	Syracuse IDA (Carousel Ctr. Proj.), Ser. 2016-A, 5.00%, due 1/1/31	1,146
190	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured),	191
	4.75%, due 1/1/24
	Triborough Bridge & Tunnel Au. Rev.
600	Ser. 2003-B-3, (LOC: Wells Fargo Bank N.A.), 0.88%, due 1/1/33	600	(e)
1,000	Subser. 2008-D, 5.00%, due 11/15/23 Pre-Refunded 11/15/18	1,041
765	Subser. 2008-D, 5.00%, due 11/15/23	797
160	Triborough Bridge & Tunnel Au. Rev. Ref., Subser. 2005-B-2, (LOC: Wells Fargo Bank N.A.),	160	(e)
	0.88%, due 1/1/32

See Notes to Financial Statements	25

Schedule of Investments New York Intermediate Municipal Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

	TSASC Inc. Rev. Ref.
$580	Ser. 2017-A, 5.00%, due 6/1/28	$679
3,000	Ser. 2017-A, 5.00%, due 6/1/41	3,321
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,494
3,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	3,538
1,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	1,001	(a)
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825	Ser. 2016, 5.00%, due 11/1/30	925
1,000	Ser. 2016, 3.75%, due 11/1/37	985
1,350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	1,489
		104,147

Ohio 0.7%
500	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	469

Pennsylvania 3.2%
	Pennsylvania St. Turnpike Commission Rev.
285	Ser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	325
305	Subser. 2010-B2, 6.00%, due 12/1/34	348
1,410	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	1,610
		2,283

Texas 0.5%
400	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	341	(a)(b)
	7.75%, due 1/1/45

Virgin Islands 0.8%
	Virgin Islands Pub. Fin. Au. Rev.
250	Ser. 2014-A, 5.00%, due 10/1/24	154
500	Ser. 2014-A, 5.00%, due 10/1/29	309
200	Virgin Islands Pub. Fin. Au. Rev. (Matching Fund Loan-Diageo), Ser. 2009-A, 6.63%, due 10/1/29	122
		585
Total Municipal Notes (Cost $113,191)		118,378

UNITS

Liquidating Trust - Real Estate 2.4%
600	CMS Liquidating Trust (Cost $3,105)	1,710	*(f)(g)
Total Investments 167.7% (Cost $116,296)		120,088
Liabilities Less Other Assets (0.3)%		(225)
Liquidation Value of Variable Rate Municipal Term Preferred Shares		(48,254)
(net of unamortized deferred offering costs of approximately $46,000) (67.4)%
Net Assets Applicable to Common Stockholders 100.0%		$71,609

See Notes to Financial Statements	26

Schedule of Investments New York Intermediate Municipal Fund Inc. (cont’d)

*	Non-income producing security.

(a)

Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2017, these securities amounted to approximately $6,379,000, which represent 8.9% of net assets applicable to common stockholders of the Fund. Securities denoted with (a) but without (b) have been deemed by the investment manager to be liquid.

(b)	Illiquid security.
(c)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $5,008,000.
(d)	When-issued security. Total value of all such securities at October 31, 2017 amounted to approximately $1,471,000, which represents 2.1% of net assets applicable to common stockholders of the Fund.
(e)	Weighted average coupon that changes/updates periodically. Rate shown is the rate at October 31, 2017.
(f)	Value determined using significant unobservable inputs.
(g)

This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At October 31, 2017, this security amounted to approximately $1,710,000, which represents 2.4% of net assets applicable to common stockholders of the Fund.

Acquisition
Cost
			Percentage		Fair Value
			of Net Assets		Percentage
			Applicable		of Net Assets
			to Common		Applicable
			Stockholders		to Common
			as of		Stockholders
(000’s omitted)	Acquisition	Acquisition	Acquisition	Value as of	as of
Restricted Security	Date	Cost	Date	10/31/2017	10/31/2017
CMS Liquidating Trust	11/21/2012	$3,105	4.0%	$1,710	2.4%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2017:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes(a)	$—	$118,378	$—	$118,378
Liquidating Trust - Real Estate	—	—	1,710	1,710
Total Investments	$—	$118,378	$1,710	$120,088

(a)	The Schedule of Investments provides a categorization by state/territory or industry for the portfolio.

See Notes to Financial Statements	27

Schedule of Investments New York Intermediate Municipal Fund Inc. (cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as of
	11/1/2016	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	10/31/2017	10/31/2017
(000’s omitted)
Investments in
Securities:
Units
Liquidating
Trust—
Real Estate	$1,635	$—	$—	$75	$—	$—	$—	$—	$1,710	$75
Total	$1,635	$—	$—	$75	$—	$—	$—	$—	$1,710	$75

As of the year ended October 31, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2017.

						Impact to
						valuation
						from
Asset	Fair value	Valuation	Unobservable	Range	Input value	decrease
class	at 10/31/2017	techniques	input	per unit	per unit	in input
Units	$1,710,000	Income Approach	Appraised value	$2,592 - $2,903	$2,903	Decrease

See Notes to Financial Statements	28

Statements of Assets and Liabilities

Neuberger Berman
(000’s omitted except per share amounts)

	CALIFORNIA		NEW YORK
	INTERMEDIATE	INTERMEDIATE	INTERMEDIATE
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	October 31, 2017	October 31, 2017	October 31, 2017
Assets
Investments in securities, at value* (Note A)—
see Schedule of Investments:
Unaffiliated issuers	$141,824	$467,478	$120,088
Cash	75	92	60
Interest receivable	1,675	6,445	1,671
Receivable for securities sold	420	963	—
Prepaid expenses and other assets	12	19	12
Total Assets	144,006	474,997	121,831
Liabilities
Variable Rate Municipal Term Preferred Shares, Series A ($100,000
liquidation value per share; 590, 1,794 and 483 shares outstanding for
California, Intermediate and New York, respectively) † (Notes A & F)	58,951	179,305	48,254
Distributions payable—preferred shares	105	319	86
Distributions payable—common stock	284	1,269	222
Payable to investment manager (Note B)	31	100	26
Payable for securities purchased	—	2,423	1,487
Payable to administrator (Note B)	37	120	31
Payable to directors	2	2	2
Accrued expenses and other payables	115	164	114
Total Liabilities	59,525	183,702	50,222
Net Assets applicable to Common Stockholders	$84,481	$291,295	$71,609
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$78,453	$258,325	$70,706
Undistributed net investment income (loss)	—	5,626	61
Distributions in excess of net investment income	(262)	—	—
Accumulated net realized gains (losses) on investments	(3,181)	(11,004)	(2,950)
Net unrealized appreciation (depreciation) in value of investments	9,471	38,348	3,792
Net Assets applicable to Common Stockholders	$84,481	$291,295	$71,609

Shares of Common Stock Outstanding ($0.0001 par value;
999,996,410, 999,990,206 and 999,996,517 shares authorized for
California, Intermediate and New York, respectively)	5,551	18,804	5,077
Net Asset Value Per Share of Common Stock Outstanding	$15.22	$15.49	$14.10
* Cost of Investments	$132,353	$429,130	$116,296

† Net of unamortized deferred offering costs of approximately:	49	95	$46

See Notes to Financial Statements	29

Statements of Operations

Neuberger Berman
(000’s omitted)

	CALIFORNIA		NEW YORK
	INTERMEDIATE	INTERMEDIATE	INTERMEDIATE
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2017	October 31, 2017
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$5,661	$20,537	$4,725
Expenses:
Investment management fees (Note B)	357	1,175	299
Administration fees (Note B)	429	1,410	359
Audit fees	58	59	58
Basic maintenance expense (Note A)	40	40	40
Custodian and accounting fees	76	120	71
Insurance expense	5	17	4
Legal fees	23	74	24
Stockholder reports	14	48	14
Stock exchange listing fees	3	10	3
Stock transfer agent fees	26	28	26
Distributions to variable rate municipal term preferred shareholders
and amortization of offering costs (Note A)	1,216	3,664	999
Directors’ fees and expenses	46	48	46
Miscellaneous	22	29	21
Total expenses	2,315	6,722	1,964
Custodian out-of-pocket expenses refunded (Note E)	(45)	(65)	(39)
Total net expenses	2,270	6,657	1,925
Net investment income (loss)	$3,391	$13,880	$2,800

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	3	(1,300)	(473)

Change in net unrealized appreciation (depreciation)
in value of:
Unaffiliated investment securities	(2,332)	(7,703)	(1,914)
Net gain (loss) on investments	(2,329)	(9,003)	(2,387)
Net increase (decrease) in net assets applicable to Common
Stockholders resulting from operations	$1,062	$4,877	$413

See Notes to Financial Statements	30

Statements of Changes in Net Assets

Neuberger Berman
(000’s omitted)

	CALIFORNIA INTERMEDIATE		INTERMEDIATE
	MUNICIPAL FUND INC.		MUNICIPAL FUND INC.
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Increase (Decrease) in Net Assets Applicable
to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$3,391	$3,468	$13,880	$14,391
Net realized gain (loss) on investments	3	(40)	(1,300)	(414)
Change in net unrealized appreciation
(depreciation) of investments	(2,332)	2,738	(7,703)	7,076
Net increase (decrease) in net assets applicable to
Common Stockholders resulting from operations	1,062	6,166	4,877	21,053
Distributions to Common Stockholders
From (Note A):
Net investment income	(3,590)	(4,293)	(15,650)	(16,900)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends
and distributions	12	124	222	390
Net Increase (Decrease) in Net Assets
Applicable to Common Stockholders	(2,516)	1,997	(10,551)	4,543
Net Assets Applicable to
Common Stockholders:
Beginning of year	86,997	85,000	301,846	297,303
End of year	$84,481	$86,997	$291,295	$301,846
Undistributed net investment income (loss)
at end of year	$—	$—	$5,626	$7,285
Distributions in excess of net investment income
at end of year	$(262)	$(93)	$—	$—

See Notes to Financial Statements	31

NEW YORK INTERMEDIATE
MUNICIPAL FUND INC.
Year Ended	Year Ended
October 31, 2017	October 31, 2016

$2,800	$2,912
(473)	35

(1,914)	1,471

413	4,418

(2,728)	(3,153)

—	13

(2,315)	1,278

73,924	72,646
$71,609	$73,924
$61	$—

$—	$(87)

See Notes to Financial Statements	32

Notes to Financial Statements Intermediate Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1	General:Neuberger Berman California Intermediate Municipal Fund Inc. (“California”), Neuberger Berman Intermediate Municipal Fund Inc. (“Intermediate”) and Neuberger Berman New York Intermediate Municipal Fund Inc. (“New York”) (each individually a “Fund”, and collectively, the “Funds”) were organized as Maryland corporations on July 29, 2002. California and New York registered as non-diversified, closed-end management investment companies and Intermediate registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Each Fund is currently a diversified fund. The Funds’ Boards of Directors (each Fund’s Board of Directors, a “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation:In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by each Fund are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal securities, liquidating trust - real estate, and tax exempt preferred securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal securities and units include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3	Securities transactions and investment income:Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4	Income tax information:Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2017, the Funds did not have any unrecognized tax positions.

At October 31, 2017, selected Fund information for all long security positions for U.S. federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
(000’s omitted)	Cost	Appreciation	Depreciation	(Depreciation)
California	$132,353	$10,069	$598	$9,471
Intermediate	429,310	41,019	2,851	38,168
New York	116,469	5,752	2,133	3,619

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of partnership basis adjustments, prior year partnership adjustments, defaulted bonds, non-deductible Variable Rate Municipal Term Preferred Shares, Series A (“VMTPS”), and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value (“NAV”) or NAV per share of each Fund. For the year ended October 31, 2017, the Funds recorded the following permanent reclassifications:

			Accumulated Net
		Undistributed	Realized Gains/
		Net Investment	(Losses) on
	Paid-in Capital	Income/(Loss)	Investments
California	$(813,250)	$29,565	$783,685
Intermediate	(9,609,985)	110,711	9,499,274
New York	(1,081,500)	76,349	1,005,151

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Total
	2017	2016	2017	2016	2017	2016
California	$33,345	$30,146	$4,743,113	$5,188,627	$4,776,458	$5,218,773
Intermediate	187,099	178,448	19,069,206	19,536,613	19,256,305	19,715,061
New York	71,711	54,767	3,627,414	3,856,004	3,699,125	3,910,771

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Loss	Other
	Tax-Exempt	Long-Term	Appreciation/	Carryforwards	Temporary
	Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
California	$126,631	$—	$9,471,339	$(3,180,626)	$(389,282)	$6,028,062
Intermediate	7,214,827	—	38,168,615	(10,825,249)	(1,588,752)	32,969,441
New York	369,262	—	3,618,456	(2,776,692)	(307,897)	903,129

The temporary differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, partnership basis adjustments, capital loss carryforwards and defaulted bond income adjustments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2018	2019
California	$—	$—
Intermediate	302,263	—
New York	—	7,374

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
California	$2,792,194	$388,432
Intermediate	8,932,302	1,590,684
New York	2,303,637	465,681

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2017, California, Intermediate and New York had capital loss carryforwards expire of $783,685, $9,552,881 and $1,053,807, respectively.

During the year ended October 31, 2017, California utilized capital loss carryforwards of $2,281.

5	Distributions to common stockholders:Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common stockholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common stockholders are recorded on the ex-date. Distributions to preferred stockholders are accrued and determined as described in Note A.

On November 15, 2017, each Fund declared a monthly distribution to common stockholders payable December 15, 2017, to stockholders of record on November 30, 2017, with an ex-date of November 29, 2017 as follows:

Distribution per share
California	$0.0512
Intermediate	0.0675
New York	0.0437

On December 15, 2017, each Fund declared a monthly distribution to common stockholders payable January 16, 2018, to stockholders of record on December 29, 2017, with an ex-date of December 28, 2017 as follows:

Distribution per share
California	$0.0512
Intermediate	0.0675
New York	0.0437

6	Expense allocation:Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage:On June 24, 2014, the Funds re-classified unissued shares of capital stock into VMTPS as follows:

Shares
California	590
Intermediate	1,794
New York	483

On June 30, 2014, July 1, 2014 and July 2, 2014, the Funds issued VMTPS as follows:

Shares
California	590
Intermediate	1,794
New York	483

Each Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“VMTPS Liquidation Value”). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in each Fund’s Statement of Assets and Liabilities.

The distribution rate for each Fund’s VMTPS is calculated based on the applicable SIFMA (Securities Industry and Financial Markets Association) Municipal Swap Index plus a spread. The table below sets forth key terms of each Fund’s VMTPS.

		Term		Aggregate
		Redemption	Shares	Liquidation
Fund	Series	Date	Outstanding	Preference
California	Series A	6/30/2019	590	$59,000,000
Intermediate	Series A	7/1/2019	1,794	$179,400,000
New York	Series A	7/2/2019	483	$48,300,000

The Funds have paid up front expenses in connection with offering the VMTPS, which are being amortized over the life of the VMTPS. The expenses are included in the “Distributions to variable rate municipal term preferred shareholders and amortization of offering costs (Note A)” line item that is reflected in the Statements of Operations.

Each Fund may redeem VMTPS, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of its VMTPS, but will incur additional expenses if it chooses to so redeem. Each Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude a Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of VMTPS at VMTPS Liquidation Value. The holders of VMTPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on VMTPS for two consecutive years.

8	Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9	Indemnifications:Like many other companies, the Funds’ organizational documents provide that their officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

10	Arrangements with certain non-affiliated service providers:In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank and Trust Company (“State Street”) for the preparation of this report which is reflected in the Statements of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, any VMTPS Liquidation Value is not considered a liability.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Prior to January 1, 2016, Neuberger Berman LLC was retained by Management pursuant to Sub-Advisory Agreements to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are Officers and/or Directors of each Fund are also employees of Management.

Note C—Securities Transactions:

During the year ended October 31, 2017, there were purchase and sale transactions of long-term securities as follows:

(000’s omitted)	Purchases	Sales
California	$52,251	$51,134
Intermediate	94,893	97,359
New York	31,905	29,902

Note D—Capital:

Transactions in shares of common stock for the years ended October 31, 2017 and October 31, 2016 were as follows:

	Stock Issued on		Net Increase/(Decrease)
	Reinvestment of Dividends		in Common Stock
	and Distributions		Outstanding
	2017	2016	2017	2016
California	804	7,765	804	7,765
Intermediate	14,429	23,861	14,429	23,861
New York	—	897	—	897

Note E—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds’ custodian, State Street, announced that it had identified inconsistencies in the way in which the Funds were invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Funds for the period in question. These amounts were refunded to the Funds by State Street during the year ended October 31, 2017.

	Expenses	Interest Paid to
	Refunded	the Funds
California	$44,975	$2,910
Intermediate	65,069	3,963
New York	39,182	2,629

Note F—Recent Accounting Pronouncement:

In December 2016, FASB issued Accounting Standards Update No. 2016-19, “Technical Corrections and Improvements” (“ASU 2016-19”). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

Financial Highlights

California Intermediate Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2017		2016	2015	2014	2013
Common Stock Net Asset Value,
Beginning of Year	$15.67		$15.34	$15.51	$14.46	$15.85

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)@	0.61		0.63	0.64	0.72	0.79
Net Gains or Losses on Securities
(both realized and unrealized)	(0.41)		0.47	0.01	1.16	(1.34)
Common Stock Equivalent of Distributions to
AMPS Preferred Stockholders From:
Net Investment Income@	—		—	—	(0.01)	(0.02)
Total From Investment Operations
Applicable to Common Stockholders	0.20		1.10	0.65	1.87	(0.57)

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.65)		(0.77)	(0.82)	(0.82)	(0.82)
Common Stock Net Asset Value,
End of Year	$15.22		$15.67	$15.34	$15.51	$14.46
Common Stock Market Value,
End of Year	$13.91		$15.57	$15.33	$15.53	$14.26
Total Return, Common Stock Net Asset Value†	1.60%[a]		7.28%	4.37%	13.28%	(3.65)%
Total Return, Common Stock Market Value†	(6.55)%[a]		6.67%	4.16%	15.02%	(9.60)%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$84.5		$87.0	$85.0	$85.9	$80.0
Preferred Stock Outstanding,
End of Year (in millions)^	$59.0	ØØ	$59.0	$59.0	$59.0	$59.0
Preferred Stock Liquidation Value Per Share^	$100,000		$100,000	$100,000	$100,000	$25,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.76%		2.40%	2.20%	1.70%	1.43%
Ratio of Net ExpensesØ	2.70%[b]		2.40%	2.20%	1.70%	1.43%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Stock Distributions^	4.04%[b]		3.95%	4.16%	4.85%[c]	5.19%[c]
Portfolio Turnover Rate	36%		12%	9%	24%	47%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$243,283		$247,614	$244,175	$245,704	$58,900

See Notes to Financial Highlights	40

Financial Highlights

Intermediate Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2017		2016	2015	2014	2013
Common Stock Net Asset Value,
Beginning of Year	$16.06		$15.84	$16.11	$14.54	$15.96

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)@	0.74		0.77	0.81	0.88	0.89
Net Gains or Losses on Securities
(both realized and unrealized)	(0.48)		0.35	(0.18)	1.55	(1.45)
Common Stock Equivalent of Distributions to
AMPS Preferred Stockholders From:
Net Investment Income@	—		—	—	(0.01)	(0.02)
Total From Investment Operations
Applicable to Common Stockholders	0.26		1.12	0.63	2.42	(0.58)

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.83)		(0.90)	(0.90)	(0.85)	(0.84)
Common Stock Net Asset Value,
End of Year	$15.49		$16.06	$15.84	$16.11	$14.54
Common Stock Market Value,
End of Year	$14.92		$15.34	$15.53	$15.42	$14.10
Total Return, Common Stock Net Asset Value†	1.83%[a]		7.19%	4.21%	17.24%	(3.59)%
Total Return, Common Stock Market Value†	2.68%[a]		4.42%	6.74%	15.72%	(9.19)%

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$291.3		$301.8	$297.3	$302.3	$272.9
Preferred Stock Outstanding,
End of Year (in millions)^^	$179.3	ØØ	$179.4	$179.4	$179.4	$179.4
Preferred Stock Liquidation Value Per Share^^	$100,000		$100,000	$100,000	$100,000	$25,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.31%		2.00%	1.84%	1.41%	1.17%
Ratio of Net ExpensesØ	2.29%[b]		2.00%	1.84%	1.41%	1.17 ‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Stock Distributions^^	4.78%[b]		4.70%	5.05%	5.77%[c]	5.78%[c]
Portfolio Turnover Rate	20%		19%	9%	24%	40%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$262,497		$268,414	$265,828	$268,620	$63,026

See Notes to Financial Highlights	41

Financial Highlights

New York Intermediate Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2017		2016	2015	2014	2013
Common Stock Net Asset Value,
Beginning of Year	$14.56		$14.31	$14.52	$13.71	$15.03

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)@	0.55		0.57	0.60	0.67	0.71
Net Gains or Losses on Securities
(both realized and unrealized)	(0.47)		0.30	(0.09)	0.93	(1.23)
Common Stock Equivalent of Distributions to
AMPS Preferred Stockholders From:
Net Investment Income@	—		—	—	(0.01)	(0.02)
Total From Investment Operations
Applicable to Common Stockholders	0.08		0.87	0.51	1.59	(0.54)

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.54)		(0.62)	(0.72)	(0.78)	(0.78)
Common Stock Net Asset Value,
End of Year	$14.10		$14.56	$14.31	$14.52	$13.71
Common Stock Market Value,
End of Year	$12.44		$13.44	$13.78	$14.11	$12.97
Total Return, Common Stock Net Asset Value†	1.04%[a]		6.27%	3.70%	12.16%	(3.50)%
Total Return, Common Stock Market Value†	(3.43)%[a]		1.87%	2.76%	15.21%	(12.82)%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$71.6		$73.9	$72.6	$73.7	$69.6
Preferred Stock Outstanding,
End of Year (in millions)^^^	$48.3	ØØ	$48.3	$48.3	$48.3	$48.3
Preferred Stock Liquidation Value Per Share^^^	$100,000		$100,000	$100,000	$100,000	$25,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.75%		2.39%	2.19%	1.71%	1.43%
Ratio of Net ExpensesØ	2.69%[b]		2.39%	2.19%	1.71%	1.43%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Stock Distributions^^^	3.92%[b]		3.90%	4.14%	4.75%[c]	4.93%[c]
Portfolio Turnover Rate	25%		10%	18%	32%	52%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$248,341		$253,212	$250,512	$252,753	$61,059

See Notes to Financial Highlights	42

Notes to Financial Highlights

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

††

Expense ratios do not include the effect of distributions on Auction Market Preferred Shares (“AMPS”). Income ratios include income earned on assets attributable to the VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively) outstanding.

^	Prior to June 30, 2014, California had AMPS outstanding. On June 30, 2014, California issued 590 VMTPS and redeemed its outstanding AMPS (see Note A to Financial Statements).

^^	Prior to July 1, 2014, Intermediate had AMPS outstanding. On July 1, 2014, Intermediate issued 1,794 VMTPS and redeemed its outstanding AMPS (see Note A to Financial Statements).

^^^	Prior to July 2, 2014, New York had AMPS outstanding. On July 2, 2014, New York issued 483 VMTPS and redeemed its outstanding AMPS.

Ø	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2017	2016	2015	2014
California	1.41%	1.06%	0.89%	0.96%
Intermediate	1.24%	0.92%	0.77%	0.83%
New York	1.36%	1.01%	0.85%	0.91%

ØØ

During the year ended October 31, 2017, each Fund adopted FASB’s Accounting Standards Update No. 2015-03. At October 31, 2017, the Value of Preferred Stock Outstanding is being shown net of unamortized deferred offering costs of approximately $49,000, $95,000 and $46,000 for California, Intermediate and New York, respectively.

‡

Each Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. Had the Funds not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common stockholders would have been:

Year Ended October 31,
2013
California	1.43%
Intermediate	1.17%
New York	1.43%

¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively)) from the Fund’s total assets and dividing by the number of VMTPS/AMPS outstanding.

a	The Custodian Out-of-Pocket Expenses Refunded listed in Note E of the Notes to Financial Statements had no impact on the Funds’ total returns for the year ended October 31, 2017.

b

Custodian Out-of-Pocket Expenses Refunded, as listed in Note E of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses	Ratio of Net Investment Income/
	to Average Net Assets	(Loss) to Average Net Assets
	Year Ended	Year Ended
	October 31, 2017	October 31, 2017
California	2.76%	3.98%
Intermediate	2.31%	4.75%
New York	2.75%	3.86%

c	The annualized ratios of distributions on AMPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2014	2013
California	0.05%	0.13%
Intermediate	0.04%	0.12%
New York	0.05%	0.12%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of:
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (the “Funds”), as of October 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned Funds at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2017

Distribution Reinvestment Plan

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	American Stock Transfer & Trust Company, LLC*
1290 Avenue of the Americas	Plan Administration Department
New York, NY 10104-0002	P.O. Box 922
877.461.1899 or 212.476.8800	Wall Street Station
New York, NY 10269-0560

Custodian	Overnight correspondence should be sent to:
State Street Bank and Trust Company	American Stock Transfer & Trust Company, LLC*
One Lincoln Street	6201 15th Avenue
Boston, MA 02111	Brooklyn, NY 11219

Transfer Agent	Legal Counsel
American Stock Transfer	K&L Gates LLP
& Trust Company, LLC*	1601 K Street, NW
6201 15th Avenue	Washington, DC 20006-1600
Brooklyn, NY 11219
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

*	Prior to June 27, 2017, Computershare, Inc. served as the Funds’ Transfer Agent and Plan Agent.

Directors and Officers

The following tables set forth information concerning the Directors and Officers of each of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities). Each Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56	Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin -Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business -Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Director who is an “Interested Person”

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2002 to 2008	Managing Director, Neuberger Berman BD LLC (“Neuberger Berman”), since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

CLASS II

Independent Directors

Faith Colish (1935)	Director since 2002	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	6	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56	Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	56	Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
		CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56	Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

James G. Stavridis (1955)	Director since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Director since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	55	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)

Each Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2018, 2019 and 2020, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*

Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of each Fund by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)
and Address(1)	and Length of
Time Served(2)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth),	Position(s) and	Principal Occupation(s)(3)
and Address(1)	Length of
Time Served(2)

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)

Pursuant to the Bylaws of each Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Stockholders

In early 2018 you will receive information to be used in filing your 2017 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar year 2017. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2017, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

Neuberger Berman

California Intermediate Municipal Fund Inc.	99.30%

Intermediate Municipal Fund Inc.	99.03%

New York Intermediate Municipal Fund Inc.	98.06%

Report of Votes of Stockholders

An annual meeting of stockholders was held on September 7, 2017. Stockholders voted to elect four Class III Directors to serve until the annual meeting of stockholders in 2020, or until their successors are elected and qualified. Class I Directors (which include Robert Conti, Marc Gary, Michael M. Knetter and Peter P. Trapp) and the Class II Directors (which include Faith Colish, Michael J. Cosgrove, Deborah C. McLean, George W. Morriss and Tom D. Seip) continue to hold office until the annual meeting in 2018 and 2019, respectively.

To elect four Class III Directors to serve until the annual meeting of stockholders in 2020 or until their successors are elected and qualified.

CALIFORNIA

		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Joseph V. Amato	4,889,247	79,701	—	—
Martha C. Goss	4,889,247	79,701	—	—
James G. Stavridis	4,910,058	58,890	—	—
Candace L. Straight	4,908,197	60,751	—	—

INTERMEDIATE

		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Joseph V. Amato	17,601,981	414,485	—	—
Martha C. Goss	17,574,446	442,020	—	—
James G. Stavridis	17,619,667	396,799	—	—
Candace L. Straight	17,525,126	491,340	—	—

NEW YORK

		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Joseph V. Amato	4,478,801	193,356	—	—
Martha C. Goss	4,492,885	179,272	—	—
James G. Stavridis	4,494,879	177,278	—	—
Candace L. Straight	4,487,851	184,306	—	—

Board Consideration of the Management Agreements

On an annual basis, the Boards of Directors (each a “Board” and, collectively, the “Boards”) of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (each, a “Fund” and, collectively, the “Funds”), including the Directors who are not “interested persons” of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates) or a Fund (“Independent Fund Directors”), consider whether to continue the Funds’ management agreement with Management (the “Agreements” and, with respect to each Fund, the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on September 28, 2017, each Board, including the Independent Fund Directors, approved the continuation of the Agreement for its Fund.

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Boards also considered the broad range of information relevant to the annual contract review that is provided to the Boards (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; quality of portfolio trade execution; compliance; and stockholder and other services provided by Management and its affiliates. A Contract Review Committee, which is comprised of Independent Fund Directors, was established by each Board to assist in its deliberations regarding the annual contract review. The Boards have also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committees and the full Boards, which consider that information as part of the annual contract review process. Each Board’s Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committees and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Boards’ contract approval process and the material factors that the Boards considered at their meetings regarding the renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of its Fund’s Agreement, each Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. Each Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by each Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. For each Fund, its Board focused on the costs and benefits of the Agreement to the Fund and Fund stockholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, each Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for its Fund. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance services. The Boards also considered Management’s policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, each Board considered Management’s approach to potential conflicts of interest between its Fund’s investments and those of other funds or accounts managed by Management.

The Boards noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Boards noted that Management is also responsible for monitoring compliance with each Fund’s investment objectives, policies and restrictions, as well as compliance with applicable law. In addition, the Boards considered that Management has developed a leverage structure for the Funds tailored to their investment strategy and needs, has monitored the Funds’ ongoing compliance with legal and other restrictions associated with their leverage and has recommended changes in and/or amendments to the amount or structure of their leverage over time. The Boards also considered that Management’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to each Fund, and considered information regarding Management’s processes for managing risk. It also noted Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs and business continuity programs, among other matters. In this regard, the Boards noted that Management had recommended a change in the Funds’ transfer agent, had, following Board approval, overseen the transition during the last year to the new transfer agent and had conducted ongoing oversight of the new transfer agent. The Boards also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds’ compliance structure through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Boards noted the positive compliance history of Management, as no significant compliance problems were reported to the Boards with respect to the firm. The Boards also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Boards also considered the ability of Management to attract and retain qualified personnel to service the Funds.

The Boards noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Boards also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Boards also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context. The Boards also noted that Management actively monitors any discount from net asset value per share at which the Funds’ common stock trades and evaluates potential ways to reduce the discount.

Fund Performance

The Boards requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to a group of industry peers and a broad universe of similar funds. Each Board factored into its evaluation of its Fund’s performance and fees a consideration of the limitations inherent in the methodology for constructing such peer groups and determining which investment companies should be included in the peer groups.

With respect to investment performance, each Board considered information regarding its Fund’s short-, intermediate-and long-term performance on both a market return and net asset value basis and relative to an appropriate benchmark index and the average net asset value performance of the composite peer group (constructed by the consulting firm) of closed-end investment companies pursuing broadly similar strategies. Each Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of a Fund that had underperformed its benchmark index and/or peer group to an extent, or over a period of time, that its Board found to raise concerns, its Board discussed with Management such Fund’s performance and steps that Management had taken, or intended to take, to improve performance. That Board also met with the portfolio managers of the Fund during the period since the last contract renewal to discuss the Fund’s performance. The Boards also considered Management’s responsiveness with respect to the Funds that experienced lagging performance. In this regard, each Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of its Fund’s Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding any Fund’s underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, each Board considered the fee structure for its Fund under the Agreement as compared to the peer group provided by the consulting firm. Each Board reviewed a comparison of its Fund’s management fee and total expense ratio to a peer group of comparable funds. The Boards noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Boards also considered the Funds’ total expense ratio.

The Boards considered the Funds’ contractual management fees on Managed Assets (which include leverage proceeds) and the actual management fees on Managed Assets as a percentage of assets attributable to common stockholders as compared to the Funds’ peer groups.

In concluding that the benefits accruing to Management and affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the applicable Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management’s reported expense categories. (The applicable Board also reviewed data on Management’s profit or loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Boards considered the cost allocation methodology that Management used in developing its profitability figures. The Boards engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels were still reasonable when calculated by these other methods. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. Each Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with its Fund. Each Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to its Fund and, based on its review, concluded that Management’s reported level of profitability, if any, on its Fund was reasonable.

Information Regarding Services to Other Clients

The Boards also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, each Board compared the fees charged to its Fund to the fees charged to such comparable funds and/or separate accounts. Each Board was aware of the additional expenses borne by common stockholders as a result of its Fund’s leveraged structure. Each Board considered the appropriateness and reasonableness of any differences between the fees charged to its Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Boards explored with Management its assertion that although, generally, the rates of fees paid by any such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Boards also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Funds. The Boards noted that there is little expectation that closed-end funds will show significant economies of scale, as these funds do not typically sell additional shares or materially increase total assets by materially increasing leverage. The Boards also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Boards.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the applicable Board considered the following information. The peer groups and broad universes of similar funds referenced in this section are those identified by the consulting firm, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Boards considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark). Comparisons of performance are on a net asset value basis, not a market price basis.

●

Neuberger Berman California Intermediate Municipal Fund Inc. – The Board considered that, as compared to its peer group, the Fund’s contractual management fee on Managed Assets was lower than the median, and the actual management fee on Managed Assets as a percentage of assets attributable to common stockholders was equal to the median. The Board considered that, as compared to its peer group, the Fund’s performance was higher than the median for the 1, 3, and 10-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund’s performance was higher for the 3, 5 and 10-year periods, but lower for the 1-year period. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group and its benchmark in most periods, and that its risk/return ratio was at or slightly better than the median of the broad universe of leveraged closed-end intermediate municipal debt funds for the three-year and five-year periods.

●

Neuberger Berman Intermediate Municipal Fund Inc. – The Board considered that, as compared to its peer group, the Fund’s contractual management fee on Managed Assets was lower than the median, and the actual management fee on Managed Assets as a percentage of assets attributable to common stockholders was equal to the median. The Board considered that, as compared to its peer group, the Fund’s performance was higher than the median for the 1, 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund’s performance was higher for the 1, 3, 5 and 10- year periods. In determining to renew the Management Agreement, the Board considered that the Fund has performed well compared to its peer group and its benchmark,and that its risk/return ratio was better than the median of the broad universe of leveraged closed-end intermediate municipal debt funds for the three-year and five-year periods.

●

Neuberger Berman New York Intermediate Municipal Fund Inc. – The Board considered that, as compared to its peer group, the Fund’s contractual management fee on Managed Assets was lower than the median, and the actual management fee on Managed Assets as a percentage of assets attributable to common stockholders was equal to the median. The Board considered that, as compared to its peer group, the Fund’s performance was higher than the median for the 1 and 3-year periods, but lower than the median for the 5 and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund’s performance was higher for the 3, 5 and 10-year periods, but lower for the 1-year period. In determining to renew the Management Agreement, the Board considered that the Fund has equaled or exceeded its peer group median for the more recent periods, as well as the Fund’s history of delivering performance above its benchmark for most historical periods.

Conclusions

In approving the continuation of its Fund’s Agreement, each Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its stockholders. In reaching this determination, each Board considered that Management could be expected to continue to provide a high level of service to its Fund; that the performance of its Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management’s capabilities to manage its Fund; that its Fund’s fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with its Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. Each Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of stockholders and is not an offer for shares of the Funds.

H0649 12/17

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman New York Intermediate Municipal Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove and Deborah C. McLean.  Mr. Cosgrove and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $47,485 and $47,485 for the fiscal years ended 2016 and 2017, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,200 and $10,200 for the fiscal years ended 2016 and 2017, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $10,200 and $10,200 for the fiscal years ended 2016 and 2017, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Michael J. Cosgrove (Vice Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, George W. Morriss (Chair), and Peter P. Trapp.

Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2017, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.
NBIA’s guidelines adopt the voting recommendations of Glass Lewis.  NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
James L. Iselin is a Managing Director of NBIA. He is the Head of the Municipal Fixed Income Team. Mr. Iselin joined NBIA in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group beginning in 1993.

S. Blake Miller is a Managing Director of NBIA. He is a Senior Portfolio Manager for the Municipal Fixed Income team. Mr. Miller joined NBIA in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked beginning in 1986.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2017.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*	5	994	0	0
Other Pooled Investment Vehicles**	0	0	0	0
Other Accounts***	2,140	2,425	0	0
S. Blake Miller
Registered Investment Companies*	5	994	0	0
Other Pooled Investment Vehicles**	0	0	0	0
Other Accounts***	115	850	0	0

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2017)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of October 31, 2017)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance, utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.
Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In prior years, employees may have elected to have a portion of their contingent amounts delivered in the form of Neuberger Berman’s equity (either vested or unvested, depending on the terms of the plain for that year). Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2017.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	A
S. Blake Miller	A

A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2017.
(b)	The Fund did not did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended October 31, 2017.
Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman New York Intermediate Municipal Fund Inc.
By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 4, 2018

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 4, 2018